SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549




                              FORM 8-K/A
                           (Amendment No. 1)

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported): July 5, 2000


                         VARI-L COMPANY, INC.
        (Exact Name of Registrant as Specified in its Charter)



      COLORADO                 0-23866                 06-0678347
(State of Incorporation)   (Commission File         (IRS Employer ID
                               Number)                  Number)


                          4895 Peoria Street
                        Denver, Colorado 80239
               (Address of Principal Executive Offices)




                            (303) 371-1560
                    (Registrant's Telephone Number,
                         including Area Code)



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On July 12, 2000, Vari-L Company, Inc. (the "Company") filed a Form 8-K dated July 5, 2000 with the Commission to report that by letter dated July 5, 2000, Haugen, Springer & Co., P.C., Denver, Colorado, had resigned as auditors and independent accountants for the Company. In that Form 8-K the Company said that it had requested Haugen Springer to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements made therein. A copy of the letter from Haugen Springer to the Commission is filed as an exhibit to this amendment to that Form 8-K.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

 (a)  None

 (b)  None

 (c)  Exhibits.

     16.1 Letter from Haugen, Springer & Co., P.C. to the Securities and Exchange Commission dated July 18, 2000


Date:  July 20, 2000               VARI-L COMPANY, INC.



                                   By:/s/David G. Sherman
                                      David G. Sherman
                                      President